UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 18, 2024
Elicio Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39990	11-3430072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

451 D Street, 5th Floor
Boston, Massachusetts 02210
(Address of principal executive offices, including zip code )
(857) 209-0050
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.01 par value per share	ELTX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On March 18, 2024, Elicio Therapeutics, Inc. (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with GKCC, LLC (the “Purchaser”), an entity controlled by a member of the board of directors of the Company, providing for the issuance and sale by the Company to the Purchaser of pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 1,032,702 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”), at a purchase price per Pre-Funded Warrant of $5.81 (the “Offering”). The gross proceeds to the Company will be approximately $6.0 million. The closing of the Offering is expected to take place on March 19, 2024, subject to the satisfaction of customary closing conditions (the “Closing Date”).
The Company intends to use the proceeds of the Offering for the advancement of its development pipeline, as well as for working capital and general corporate purposes.
The Pre-Funded Warrants will be exercisable at any time on or after the Closing Date at an exercise price equal to $0.01 per share, subject to adjustments as provided under the terms of the Pre-Funded Warrants, provided, however, that the Pre-Funded Warrants may not be exercised if, after giving effect or immediately prior to such exercise, the Purchaser, together with its affiliates and any other persons whose beneficial ownership of shares of Common Stock would be aggregated with the Purchaser for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, would beneficially own more than 19.99% (the “Maximum Percentage”) of the total number of issued and outstanding shares of Common Stock or voting power of the Company following such exercise, unless Stockholder Approval (defined below) has been obtained.
Pursuant to the Subscription Agreement, the Company is obligated, among other things, to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) by June 30, 2024 for purposes of registering the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants (the “Pre-Funded Warrant Shares”) for resale by the Purchaser, and use its commercially reasonable efforts to have the registration statement declared effective no later than 30 days after filing such registration statement with the SEC, or in the event the SEC reviews and has written comments to the registration statement, within 90 days following the receipt of such written comments. The Subscription Agreement contains customary terms and conditions for a transaction of this type, including certain customary indemnification rights and certain customary cash penalties on the Company for its failure to satisfy specified filing and effectiveness time periods.
In addition, pursuant to the Subscription Agreement, no later than six months following the Closing Date, the Company has agreed to use commercially reasonable efforts to obtain such approval as may be required by the applicable rules and regulations of The Nasdaq Stock Market (or any successor entity) from the stockholders of the Company with respect to a change of control of the Company pursuant to Section 5635(b) of the Listing Rules of The Nasdaq Stock Market resulting from beneficial ownership in excess of 19.99% of the outstanding Common Stock upon the issuance of the Pre-Funded Warrant Shares (“Stockholder Approval”).
The Pre-Funded Warrants and the Pre-Funded Warrant Shares are being offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder and similar exemptions under applicable state laws in reliance on the following facts: no general solicitation was used in the offer or sale of such securities; the recipient of the securities had adequate access to information about the Company, through pre-existing relationships or otherwise; and such securities were, and will be, issued as restricted securities with restricted legends referring to the Securities Act. No such securities may be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements.
The foregoing description of the material terms of the Offering does not purport to be complete and is qualified in its entirety by reference to the copy of the Form of Subscription Agreement, which is attached hereto as Exhibit 10.1, and the Form of Pre-Funded Warrant, which is attached hereto as Exhibit 10.2, both of which are incorporated herein by reference.
The representations, warranties and covenants contained in the Subscription Agreement were made solely for the benefit of the parties to the Subscription Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Subscription Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Subscription Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02 Unregistered Sale of Equity Securities.
The information under Item 1.01 of this Current Report on Form 8-K related to the Pre-Funded Warrants and Pre-Funded Warrant Shares is incorporated herein by reference.

Item 8.01 Other Events.

On March 18, 2024, the Company issued a press release announcing the Offering, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Subscription Agreement, dated as of March 18, 2024, by and between Elicio Therapeutics, Inc. and GKCC, LLC.
10.2	Form of Pre-Funded Warrant.
99.1	Press Release of Elicio Therapeutics, Inc., dated March 18, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elicio Therapeutics, Inc.

	By:	/s/ ROBERT CONNELLY
Date: March 18, 2024		Robert Connelly President and Chief Executive Officer (Principal Executive Officer)